UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ASPIRE BIOPHARMA HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☒ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

ASPIRE BIOPHARMA HOLDINGS, INC.
23150 Fashion Drive, Suite 232
Estero, Florida 33928

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 A.M. Eastern Time on April 10, 2026

February 23, 2026

NOTICE IS HEREBY GIVEN that the 2026 Special Meeting of Stockholders (the “Special Meeting”) of Aspire Biopharma Holdings, Inc. (the “Company”) will be held on April 10, 2026, at 10:00 A.M. Eastern Time, in person at 4626 N 300 W, Suite 350, Provo, UT 84604 for the following purposes:

(1) to approve one or more amendments to our Charter to effect (a) one or more reverse splits of the Company’s issued and outstanding shares of capital stock at a ratio of 1-for-5 to 1-for-500, in the aggregate, with the exact ratio within such range to be determined by the Board of Directors of the Company at its discretion (the “Reverse Split”), and (b) the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders, each subject to the Board’s authority to abandon such amendments (the “Reverse Stock Split Proposal”);

(2) To authorize, for purposes of complying with Nasdaq listing rule 5635(d), (i) the issuance of the shares of common stock of the Company issuable upon conversion of the Series A Convertible Preferred Stock (the “Conversion Shares”), including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on February 6 , 2026, and (ii) the floor price (the “Floor Price”) at which the Series A Preferred Stock may be converted, equal to 20% of the Minimum Price (as such term is defined by the rules and regulations of the Nasdaq Stock Market LLC, Rule 5635(d)(1)(A) (the “Series A Preferred Issuance Proposal”)

(3) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 19.99% or more of our issued and outstanding common stock pursuant to that certain Purchase Agreement (the “ELOC Agreement”) between the Company and Arena Business Solutions Global SPC II, Ltd., dated November 11, 2025 (the “ELOC Issuance Proposal”).

(4) to approve an amendment to the articles of incorporation to increase the authorized shares of common stock from 490,000,000 shares to 700,000,000 shares (the “Authorized Common Stock Increase Proposal”);

(5) to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, Series A Preferred Issuance Proposal, the ELOC Issuance Proposal and the Authorized Common Stock Increase Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, Series A Preferred Issuance Proposal, the ELOC Issuance Proposal and the Authorized Common Stock Increase Proposal (the “Adjournment Proposal”); and

(6) to consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board has fixed the close of business on February 11, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special meeting. Accordingly, only stockholders of record at the close of business on February 11, 2026, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

February 23, 2026	By Order of the Board of Directors,

/s/ Kraig Higginson
Kraig Higginson
Director and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 10, 2026.

The proxy statement is available at www.colonialstock.com/AspireBiopharma2026.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: 1) over the internet at www.colonialstock.com/AspireBiopharma2026, 2) by telephone by calling the toll-free number 877-285-8605, or 3) by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ASPIRE BIOPHARMA HOLDINGS, INC.
23150 Fashion Drive, Suite 232
Estero, Florida 33928

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2026 Special Meeting of Stockholders, to be held on April 10, 2026, at 10:00 A.M. Eastern Time, including at any adjournments or postponements of the special meeting, at 4626 N 300 W, Suite 350, Provo, UT 84604, for the purposes stated in the accompanying Notice of Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Aspire Biopharma Holdings, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Aspire Biopharma Holdings, Inc. You are invited to attend the Special Meeting and vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We have elected to provide access to our proxy materials over the Internet at www.colonialstock.com/AspireBiopharma2026. Accordingly, we are sending to our stockholders of record as of the close of business on February 11, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Special Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about February 23, 2026, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Special Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Special Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement and the accompanying form of proxy card are available at www.colonialstock.com/AspireBiopharma2026. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How do I attend the Special Meeting?

The Special Meeting will be held on April 10, 2026, at 10:00 A.M. Eastern Time at 4626 N 300 W, Suite 350, Provo, UT 84604. Information on how to vote in person at the Special Meeting is discussed below.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

● Proposal 1 (Reverse Stock Split Proposal): To grant discretionary authority to the Company’s Board (i) to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of all outstanding shares of Common Stock, by a ratio in the range of one-for-five (1-for-5) to one-for-five hundred (1-for-500), in the aggregate, with the exact ratio within such range to be determined by the Board of Directors of the Company in its sole discretion (the “Reverse Stock Split”), and (b) the Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders, each subject to the Board’s authority to abandon such amendments (the “Reverse Stock Split Proposal”);

● Proposal 2 (Series A Preferred Issuance Proposal): To authorize, for purposes of complying with Nasdaq listing rule 5635(d), (i) the issuance of the shares of common stock of the Company issuable upon conversion of the Series A Convertible Preferred Stock (the “Conversion Shares”), including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on February 6, 2026, and (ii) the floor price (the “Floor Price”) at which the Series A Preferred Stock may be converted, equal to 20% of the Minimum Price (as such term is defined by the rules and regulations of the Nasdaq Stock Market LLC, Rule 5635(d)(1)(A) (the “Series A Preferred Issuance Proposal”);

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● Proposal 3 (ELOC Issuance Proposal) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 19.99% or more of our issued and outstanding common stock pursuant to the that certain Purchase Agreement (the “ELOC Agreement”) between the Company and Arena Business Solutions Global SPC II, Ltd., dated November 11, 2025 (the “ELOC Issuance Proposal”).

● Proposal 4 (Authorized Common Stock Increase Proposal) To approve an amendment to the articles of incorporation to increase the authorized shares of common stock from 490,000,000 shares to 700,000,000 shares (the “Authorized Common Stock Increase Proposal”);

● Proposal 5 (Adjournment Proposal): To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Series A Preferred Issuance Proposal, the ELOC Issuance Proposal and the Authorized Common Stock Increase Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, the Series A Preferred Issuance Proposal, the ELOC Issuance Proposal and/or the Authorized Common stock Increase Proposal(the “Adjournment Proposal”).

● To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

● Proposal 1 (Reverse Stock Split Proposal): “FOR” the Reverse Stock Split Proposal;

● Proposal 2 (Series A Preferred Issuance Proposal): “FOR” the Series A Preferred Issuance Proposal;

● Proposal 3 (ELOC Issuance Proposal): “FOR” the ELOC Issuance Proposal;

● Proposal 4 (Authorized Common Stock Increase Proposal): “FOR” the Authorized Common Stock Increase Proposal; and

● Proposal 5 (Adjournment Proposal): “FOR” the Adjournment Proposal.

Who is entitled to vote at the Special Meeting?

Holders of record of our Common Stock, as of the close of business on February 11, 2026, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting.

As of the Record Date, there were 5,024,142 shares of Common Stock were issued and outstanding.

What are the voting rights of stockholders ?

Each share of our Common Stock outstanding as of the Record Date, is entitled to receive notice of the Special Meeting and to one vote per share on all matters properly brought before the Special Meeting.

No dissenters’ rights are provided under the Delaware General Corporation Law, our Certificate of Incorporation or our Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Special Meeting?

All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. Stockholders may attend the Special Meeting on April 10, 2026, at 4626 N 300 W, Suite 350, Provo, UT 84604.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

● Stockholder of record. If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Co, Inc. (our “Transfer Agent”), you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

● Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

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What will constitute a quorum at the Special Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the outstanding shares of stock entitled to vote at the Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Special Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 5,024,142 shares of our Common Stock outstanding.

If a quorum is not present to transact business at the Special Meeting, the Special Meeting may be adjourned, from time to time, either by the chairman of the meeting or by vote of a majority of the shares present in person, or represented by proxy at the meeting, but no other business shall be transacted at such meeting.

If we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the Special meeting may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Special Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Reverse Stock Split Proposal), Proposal 2 (Series A Preferred Issuance Proposal), Proposal 3 (ELOC Issuance Proposal), Proposal 4 (Authorized Common Stock Increase Proposal) or Proposal 5 (Adjournment Proposal), your broker or other nominee will not be able to vote on that proposal.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Special Meeting have the following voting requirements:

● Proposal 1 (Reverse Stock Split Proposal): The Reverse Stock Split Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Reverse Stock Split Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 2 (Series A Preferred Issuance Proposal): The Series A Preferred Issuance Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Series A Preferred Issuance Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 3 (ELOC Issuance Proposal): The ELOC Issuance Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the ELOC Issuance Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 4 (Authorized Common Stock Increase Proposal): The Authorized Common Stock Increase Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Authorized Common Stock Increase Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 5 (Adjournment Proposal): The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Adjournment Proposal.

This means that the Proposals could each be approved by the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

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How do I vote?

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

● Stockholders of record: If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Co, Inc., as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on April 9, 2026, which is the day before the Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions.

To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

● Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.

If I plan to attend the Special Meeting in person, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the Special Meeting in person, you do not need to vote again at the Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Reverse Stock Split Proposal, “FOR” the Series A Preferred Issuance Proposal, “FOR” the ELOC Issuance Proposal, “FOR” the Authorized Common Stock Increase Proposal and “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Special Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the Special Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PRINCIPAL STOCKHOLDERS

The following table sets forth, as of February 11, 2026, information regarding beneficial ownership of our capital stock by:

● each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

● each of our named executive officers;

● each of our directors; and

● all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 5,024,142 shares of Common Stock outstanding as of February 11, 2026.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of February 11, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of February 11, 2026, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o Aspire Biopharma Holdings, Inc., 23150 Fashion Drive, Suite 232, Estero, Florida 33928.

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Name and Address of Beneficial Owner	Number of Shares	% of Common Stock Outstanding
Directors and Executive Officers: (1)
Kraig T. Higginson	263,280	5.2%
Ernest J. Scheidemann, Jr. (2)	14,105	*
Edward J. Kimball	3,135	*
Howard Doss	10,000	*

Philip Balatsos	-

All Directors and Executive Officers as a group (6 individuals)	290,520	5.8%
Five Percent Holders:
Kraig T. Higginson	263,280	5.2%

All Five Percent Holders (1 entity)	263,280	5.2%

*Less than 1%

(1)	The address of each of these individuals is c/o Aspire Biopharma Holdings, Inc., 23150 Fashion Drive, Suite 232, Estero, Florida 33928

(2)	Represents shares of common stock held by Turkey Bay Holdings LLC, which Mr. Scheidemann claims beneficial ownership of.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, including as they relate to Proposal 1, Proposal 2, Proposal 3, Proposal 4, and Proposal 5 include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; statements of the timing of the Reverse Stock Split or either of the Issuances; statements of the potential consummation of the Reverse Stock Split or either of the Issuance; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

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PROPOSAL ONE

TO APPROVE THE REVERSE STOCK SPLIT OF THE COMMON STOCK

Summary

The Board has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would grant the Board authority to amend the Certificate of Incorporation to permit (but not require) the Board to effect a reverse stock split of all outstanding shares of Common Stock by a ratio in the range of one-for-five (1-for-5) to one-for-five hundred (1-for-500), with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval, at any time within one (1) year of the date the proposal is approved by stockholders. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

The exact ratio of the Reverse Stock Split will be set at a whole number within the range of one-for-five (1-for-5) and one-for-five hundred (1-for-500) as determined by the Board in its sole discretion. The Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Reverse Stock Split, the Board may consider, among other things, factors such as:

● the historical trading price and trading volume of shares of Common Stock;

● the then prevailing trading price and trading volume of shares of Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for shares of Common Stock;

● our ability to have shares of Common Stock remain listed on the Nasdaq Capital Market;

● the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

● the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

● prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to affect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to affect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.

The Board will retain the authority not to effect the Reverse Stock Split even though it has already obtained the approval to effect the Reverse Stock Split.

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Effective Date

Unless the Board determines otherwise, the Reverse Stock Split will become effective, as of 5:00 p.m. Eastern Time on the date of filing of such certificate of amendment (the “Effective Date”). Except as explained below with respect to fractional shares, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock calculated in accordance with a split ratio of between 1-for-5 and 1-for-500, as selected by the Board and set forth in the certificate of amendment.

Purposes of the Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split may be necessary to maintain the listing of its shares of Common Stock on The Nasdaq Global Market (“Nasdaq”) pursuant to Nasdaq Listing Rule 5450(a)(1), which requires a listed Company’s common stock to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Global Market.

The Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Improve the marketability and liquidity of the Common Stock. We also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

Risks of the Reverse Stock Split

We cannot assure you that the Reverse Stock Split will increase our stock price or have the desired effect of compliance with the Minimum Bid Price Requirement. The Board expects that the Reverse Stock Split, if the Board deems it necessary, will increase the market price of our Common Stock so that we are able to comply, if necessary, with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post- Reverse Stock Split share may not remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post- Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

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The Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If the Reverse Stock Split is implemented, subject to the conditions set out in this Information Statement, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our equity incentive plans, and (ii) the number of shares of Common Stock issuable under, and the exercise prices of, our outstanding convertible and exercisable securities.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of our outstanding securities immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of our outstanding securities immediately after the Reverse Stock Split. Moreover, the number of stockholders of record of shares of Common Stock will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself to solely effect the Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value of the Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split (other than pursuant to the terms of anti-dilution features in outstanding securities), these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

● raising capital to fund our operations and to continue as a going concern;

● establishing strategic relationships with other companies;

● providing equity incentives to our employees, officers or directors; and

● expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to comply with the Minimum Bid Price Requirement in the event such requirement is not satisfied.

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Effect on Employee Plans, RSAs, RSUs and Convertible or Exchangeable Securities. Our equity incentive plan consists of the Aspire Biopharma, inc. 2024 Stock Incentive Plan (the “Plan”). Pursuant to the terms of the Plan, the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plan, the number of shares of Common Stock underlying outstanding awards (including RSAs and RSUs), and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to RSAs and RSUs will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plan will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Effect on Options and Warrants. Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Listing. Our shares of Common Stock currently trade on the Nasdaq Global Market. The Reverse Stock Split will directly affect the listing of our Common Stock on the Nasdaq Global Market, and we believe that the Reverse Stock Split could potentially increase our stock price, facilitating continued compliance with the Minimum Bid Price Requirement. Following the Reverse Stock Split, we intend for our Common Stock to continue to be listed on the Nasdaq Global Market under the symbol “ASBP,” subject to our ability to continue to comply with Nasdaq rules, although our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Sections 12(b) and 12(g) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. The Certificate of Incorporation presently authorizes 490,000,000 shares of Common Stock, 25,000 Preferred shares, which have been designated as Series A Convertible Preferred Stock, and 9,975,000 shares of “blank check” preferred stock, par value $0.0001 per share. The Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value per share of the Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

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Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Effect on Registered “Book-Entry” Holders of our Common Stock

Holders of Common Stock hold some or all of their Common Stock electronically in book-entry or “street name” form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares on an individual level in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares on a participant level because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction on a participant level of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares. For illustration purposes, if a stockholder owns one (1) share of Common Stock in (10) ten separate accounts, and we effect a one-for-500 reverse stock split, that stockholder will receive only one (1) share of stock.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

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Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of the Reverse Stock Split.

The Company intends for the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the transaction, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split. The aggregate adjusted basis of the post- Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Colonial Stock Transfer Co, Inc., will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

● If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

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● If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote required

If a quorum is represented at the Special Meeting, this Proposal No. 1 will be approved with the affirmative vote of the majority of share present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 1, we do not expect any broker non-votes to result for this Proposal No. 1.

If a quorum is not represented at the Special Meeting, this Proposal No. 1 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 1.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 1.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL TWO

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK UPON

EXERCISE OF SERIES A CONVERTIBLE PREFERRED STOCK

On February 6, 2026, Aspire Biopharma Holdings, Inc. consummated the announced Purchase Agreement (the “Purchase Agreement”), whereby the parties effected a Series A Convertible Preferred transaction (the “Transaction”) whereby the Investors purchased 13,750 shares of the Company’s Series A Convertible Preferred Shares, and subject to certain conditions contained therein, will purchase up to another 12,500 shares of the Company’s Series A Convertible Preferred Shares, with the New Series A Convertible Preferred Stock’s rights and preferences being set forth on that certain certificate of designation (the “Certificate of Designation”) of the Company, filed with the State of Delaware on February 2, 2026.

The terms of the Series A Preferred Stock require that the Company seek such approval as may be required by the rules and regulations of the Nasdaq Stock Market LLC (the “Series A Preferred Stockholder Approval”). Accordingly, we are seeking stockholder approval of the following:

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

●	To consent to approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

Background

On February 6, 2025, the Company entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Company and the Investors. Pursuant to the Purchase Agreement, the parties effected a Series A Convertible Preferred Transaction (the “Transaction”) whereby the Investors purchased the up to an aggregate of 13,750 of the Company’s Series A Convertible Preferred Shares (the “February 2026 Private Placement”), with the Series A Convertible Preferred Stock’s rights and preferences being set forth on that certain certificate of designation (the “Certificate of Designation”) of the Company, filed with the State of Delaware on February 2, 2026.

The Purchase Agreement contains other customary provisions including representations and warranties for the Company and the Investors, governing law, and notice.

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The following summary of certain terms and provisions of the Series A Convertible Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Certificate of Designation which was filed as an exhibit to the Company’s Form 8-K filed with the SEC on February 6, 2026.

Series A Preferred Stock Certificate of Designation

On February 2, 2026, the Company filed a Certificate of Designation (the “Certificate of Designation”) with the Delaware Secretary of State designating, 25,000 shares as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), each with a stated value of $1,000 per share (the “Stated Value”). The Certificate of Designation sets forth the rights, preferences and limitations of the shares of Series A Convertible Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Certificate of Designation.

The following is a summary of the terms of the Series A Preferred Stock:

Dividends. At all times following the issuance of the Series A Preferred Stock, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (which shall be made in accordance with the terms of the Certificate of Designation) actually paid on shares of the Company’s Common Stock (the “Common Stock”) when, as and if such dividends (which shall be made in accordance with the terms of the Certificate of Designation) are paid on shares of the Common Stock.

No Voting Rights. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, the Series A shall have no voting rights, except as required by applicable law or as expressly provided in the Certificate of Incorporation or this Series A Certificate of Designation and shall not be entitled to any voting rights, other than any vote required by law or the Certificate of incorporation.

Liquidation. Upon any Liquidation (as defined in the Certificate of Designation), the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of the Company’s Series A Convertible Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Certificate of Designation or otherwise.

Conversion. Subject to the limitations set forth in the Certificate of Designation, at the option of the holder, each share of Series A Preferred Stock shall be convertible into a number shares of Common Stock obtained by dividing the Stated Value of each such share of Series A Preferred Stock by the conversion price of $[___] (the “Conversion Price”). Notwithstanding the foregoing, the holders of the Series A Preferred Stock shall not be permitted to convert in excess of 19.99% of our total outstanding shares until shareholder approval for the Series A Preferred Stock is obtained. The Conversion Price is subject to adjustment, pursuant to Section 5 of the Certificate of Amendment, in the event of stock dividends and stock splits, subsequent rights offerings, pro rata distributions, and fundamental transactions.

Potential Adverse Effects of the Approval of the Series A Stockholder Approval Provisions

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon conversion of the Series A Preferred Stock.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on Nasdaq and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

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Vote required

Approval of Proposal No. 2 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 2.

Holders of the Series A Preferred Stock that were purchased in the offering that was consummated on February 6, 2026, shall not be entitled to vote those shares purchased in that offering on Proposal 2 (i.e., the Series A Preferred Issuance Proposal). Holders that owned shares of common stock prior to the offering shall be entitled to vote those shares on Proposal 2, however.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE CONVERSION SHARES PURSUANT TO THE SERIES A PREFERRED STOCK, INCLUDING THE ISSUANCE OF ALL OF THE CONVERSION SHARES IN EXCESS OF 19.99% OF THE ISSUED AND OUSTANDING COMMON STOCK ON FEBRUARY 6, 2026

Additional Information

This summary is intended to provide you with basic information concerning the Series A Preferred Stock. The full text of each of the form of the Certificate of Designation and Purchase Agreement was filed as exhibits to our Current Report on Form 8-K filed with the SEC on February 6, and February 12, 2026, respectively.

Vote required

If a quorum is represented at the Special Meeting, this Proposal No. 2 will be approved with the affirmative vote of the majority of share present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 2, we do not expect any broker non-votes to result for this Proposal No. 2.

If a quorum is not represented at the Special Meeting, this Proposal No. 2 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 2.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” THE SERIES A PREFERRED ISSUANCE PROPOSAL.

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PRPOSAL 3

APPROVAL OF, FOR PURPOSES OF COMPLYING WITH THE NASDAQ RULE 5635, THE ISSUANCE OF 20% OR MORE OF OUR ISSUSED AND OUTSTANDING COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT (THE “PURCHASE AGREEMENT”), DATED AS OF NOVEMBER 11, 2025, BETWEEN THE COMPANY AND ARENA BUSINESS SOLUTIONS GLOBAL SPC II, LTD (“ARENA”)

Overview

Proposal No. 3 is to approve the issuance of 20% or more of our issued and outstanding common stock pursuant to the Purchase Agreement, for purposes of complying with Nasdaq Listing Rule 5635(d).

On November 11, 2025, the Company entered into a Purchase Agreement (“ELOC Agreement”) with Arena Business Solutions Global SPC II, Ltd. (“Arena”). Under the ELOC Agreement, the Company has the right, but not the obligation, to direct Arena to purchase up to $100,000,000 in shares of the Company’s common stock (the “ELOC Shares”) upon satisfaction of certain terms and conditions contained in the ELOC Agreement, including, without limitation, an effective registration statement filed with the SEC registering the resale of ELOC Commitment Shares (as defined below) and additional shares to be sold to Arena from time to time under the ELOC Agreement. The term of the ELOC Agreement began on the date of execution and ends on the earlier of (i) the first day of the month next following the 36-month anniversary of the execution date, (ii) the date on which the Investor shall have purchased the maximum amount of ELOC Shares, or (iii) the effective date of any written notice of termination delivered pursuant to the terms of the ELOC Agreement (the “Commitment Period”).

During the Commitment Period, the Company may direct Arena to purchase ELOC Shares by delivering a notice (an “Advance Notice”) to Arena. The Company shall, in its sole discretion, select the amount of ELOC Shares requested by the Company in each Advance Notice. However, such amount may not exceed the Maximum Advance Amount (as defined in the ELOC Agreement). The purchase price to be paid by Arena for the ELOC Shares will be ninety-six percent (96%) of the VWAP (as defined in the ELOC Agreement) of the Company’s common stock during the trading day commencing on the date of the Advance Notice, subject to adjustment pursuant to the terms of the ELOC Agreement.

In consideration for Arena’s execution and delivery of the ELOC Agreement, the Company agreed to issue or cause to be issued or transferred to Arena [  ] shares of common stock (the “Transaction Fee Shares”). In addition, the Company has agreed all of Arena’s customary due diligence and legal fees, in an amount of up to approximately $20,000 plus an amount of $25,000 incurred in a prior transaction between the Company and Arena, for a total of $40,000, $20,000 of which was to be paid upon execution and delivery of the ELOC Agreement and the remainder of the balance will be paid by the issuance to Arena of 162,338 shares of our common stock.

Under the ELOC Agreement, the Company also agreed to, no later than ten (10) business days following the Closing of the Business Combination, file with the SEC a registration statement for the resale by Arena of the ELOC Shares and the ELOC Commitment Shares, and to file one or more additional registration statements if necessary.

The ELOC Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, Arena represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The Company issued, and will issue, the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing description of the ELOC Agreement and Leak Out Agreement, are qualified in its entirety by reference to the full text of such agreement, a copy of which is annexed as Exhibit 10.1 to our current report on Form 8-K, filed on November 14, 2025. The representations, warranties and covenants contained in such agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

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Copy of the ELOC Agreement is attached as Appendix A.

Reasons for Seeking the ELOC Issuance Proposal

Our common stock is listed on Nasdaq Global Market and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the ELOC Issuance Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Based upon Nasdaq Listing Rule 5635(d), we cannot issue in excess of 1,004,828 shares of our common stock as of the date of the ELOC Agreement, unless stockholder approval to exceed the Exchange Cap is approved. Pursuant to the terms of the ELOC Agreement and unless waived by the parties, stockholder approval to issue shares in excess of the Exchange Cap is required as a condition our ability to issue Advance Notices, even Advance Notices for shares issuable under the Exchange Cap.

Our board of directors has determined that the Purchase Agreement and our ability to issue shares of our common stock pursuant to the equity line thereunder in excess of the Exchange Cap is in the best interests of the Company and its stockholders as the Purchase Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

Our board of directors is not seeking the approval of our stockholders to authorize our entry into the ELOC Agreement, as the ELOC Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $100,000,000 of ELOC Shares, we are seeking stockholder approval to issue, pursuant to the ELOC Agreement, 20% or more of our issued and outstanding common stock as of November 11, 2025 (the date we entered into the ELOC Agreement).

Potential Consequences if This Proposal No. 3 is Not Approved

If our stockholders do not approve the ELOC Issuance Proposal, we will not be able to sell to Arena any of the $100,000,000 of common stock that Arena has committed to purchase pursuant to the ELOC Agreement, thereby preventing us from raising funds under the ELOC Agreement. Accordingly, if stockholder approval of the ELOC Issuance Proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The total amount of gross proceeds that may be raised under the equity line of credit is $100,000,000 assuming the issuance of all of the ELOC Shares. Our ability to successfully implement our research and development plans and ultimately generate value for our stockholder is dependent on our ability to maximize capital raising opportunities.

If this Proposal No. 3 is not approved by our stockholders, we will not be able to issue and sell any shares available pursuant to the ELOC Agreement. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Effect of Approval of Proposal No. 3 on Our Stockholders

Each additional share of common stock that would be issuable to Arena, would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock to Arena pursuant to the terms of the ELOC Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to Arena could adversely affect prevailing market prices of our shares of common stock.

Dissenters’ Rights of Appraisal

Under the DGCL, stockholders are not entitled to dissenters’ rights of appraisal in connection with the approval of Proposal No. 3.

Vote Required

In order for Proposal No. 3 to be approved, holders of a majority of the shares of common stock present or represented by proxy at the Special Meeting and entitled to vote, and a majority of votes cast, must vote “FOR” Proposal No. 3. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 3.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELOC ISSUANCE PROPOSAL. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the ELOC Issuance Proposal.

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PROPOSAL FOUR

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview of the Proposal

Article 4 of the Company’s Articles of Incorporation (the “Charter”) currently authorizes the Company to issue a total of 490,000,000   shares of common stock, par value $0.0001 per share, and 9,975,000 shares of “blank check” preferred stock. The Board has unanimously approved, deems advisable and in the best interest of the Company and its stockholders, and is now recommending to our stockholders for approval an amendment to Article 4 of the Charter to increase the number of shares of common stock from 490,000,000 shares with par value $0.0001 per share to 700,000,000  shares with a par value of $0.0001 per share. If approved and adopted by our stockholders at the Special Meeting, this amendment would become effective upon the filing of a Certificate of Amendment with, and its acceptance by, the Secretary of State of the State of Delaware. Such a filing is expected to occur promptly after stockholder approval of this proposal. The proposed amendment to Article 4 of our Charter would replace in its entirety the first un-numbered paragraph Article 4 with the following:

“The aggregate number of shares which the Corporation shall have authority to issue is seven hundred million (700,000,000) shares of common stock of one class, all with $0.0001 par value per share and Ten Million (10,000,000) shares of preferred stock, $0.0001 par value per share.”

“The preferred stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Delaware General Corporation Law.”

No other changes to the Charter, including any changes in connection with the Company’s ten million (10,000,000) shares of preferred stock, are being proposed, and the Amendment will not modify the number of shares held by, or the rights of, existing stockholders.

Reasons for the Proposal

The Board is proposing the amendment to our Charter to increase the number of authorized shares of our common stock from 490 million to 700 million] in order to provide the Company with the ability to continue to pursue the business purposes described below.

As of the Record Date, 5,024,142 shares of the Company’s common stock were issued and outstanding, After giving effect to this proposed amendment to the Charter, approximately 694,975,858 shares of the Company’s common stock would be authorized for issuance for such future business purposes as the Board deems advisable.

The Company has no immediate arrangements, commitments, or understandings for the issuance of the proposed additional shares of the Company’s common stock. The amendment to our Charter is intended to ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock for future use. The proposed increase in the number of authorized shares of our common stock would give the Company the flexibility to issue shares of our common stock for general corporate purposes, which may include capital-raising transactions, acquisitions of other assets, and in connection with future employee and director stock compensation programs. In addition, having such shares available for issuance in the future will allow shares of the Company’s common stock to be issued without the expense and delay of a stockholders’ meeting or further action by stockholders, unless such action is required by applicable law or the rules of any stock exchange on which our common stock may then be listed. For example, The Nasdaq Global Market (“Nasdaq”), on which the Company’s common stock is currently listed, requires stockholder approval prior to issuing shares in certain instances, including where the number of shares to be issued would exceed 20% of the number of shares outstanding prior to such issuance.

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We have not proposed the increase in the authorized number of shares of our common stock with the intention of using the additional shares for anti-takeover purposes and we do not view the proposed increase as a specific anti-takeover measure, although an issuance of additional shares could, depending on the circumstances, make more difficult, or discourage, an attempt to acquire control of the Company. We are not at this time aware of any currently pending or threatened efforts to acquire control of the Company, and we are not proposing this increase in response to any third-party effort to acquire control of the Company or any third-party effort to accumulate our Common Stock.

The additional shares of Common Stock authorized by the proposed amendment, if and when issued, would have the same rights and privileges as the shares of common stock currently authorized. Adoption of the proposed amendment to the Charter alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock, and (unless such issuance was pro rata among existing stockholders) our existing stockholders’ percentage ownership of our common stock would be diluted accordingly. Our common stock has no preemptive rights to purchase additional shares of common stock.

The issuance of any of the additional authorized shares of common stock may dilute the proportionate ownership and voting power of existing stockholders, and their issuance, or the possibility of their issuance, may depress the market price of our common stock. However, if the proposed amendment to the Charter is not approved by the stockholders, the Company’s financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, the Company may be precluded from pursuing potential corporate opportunities or strategic transactions that might require working capital, additional financing or otherwise be in the best interests of our stockholders, which could have a material adverse effect on our business and prospects.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our voting capital stock is required  to approve this proposal.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon.

Properly executed proxies will be voted at the Special Meeting in accordance with the instructions specified on the proxy; however, if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 490 MILLION TO 700MILLION.

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PROPOSAL FIVE: ADJOURNMENT PROPOSAL

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT

General

In addition to the Reverse Stock Split Proposal, the Series A Preferred Issuance Proposal, the ELOC Proposal and/or the Authorized Common Stock Increase Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Reverse Stock Split Proposal, the Series A Preferred Issuance Proposal, the ELOC Proposal and/or the Authorized Common Stock Increase Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Reverse Stock Split Proposal, the Series A Preferred Issuance Proposal, the ELOC Proposal and/or the Authorized Common Stock Increase Proposal, (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 5 will be approved with the affirmative vote of the majority of share present in person, by remove communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 5, we do not expect any broker non-votes to result for this Proposal No. 5.

If a quorum is not represented at the Special Meeting, this Proposal No. 5 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 5.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL, SERIES A PREFERRED ISSUANCE PROPOSAL, ELOC ISSUANCE PROPOSAL AND AUTHORIZED COMMON STOCK INCREASE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT PROPOSAL, SERIES A PREFERRED ISSUANCE PROPOSAL, ELOC ISSUANCE PROPOSAL AND AUTHORIZED COMMON STOCK INCREASE PROPOSAL.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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APPENDIX A

Reverse Stock Split

FORM OF CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
ASPIRE BIOPHARMA HOLDINGS, INC.

Aspire Biopharma Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is Aspire Biopharma Holdings, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on [___].

THIRD: Article Fourth of the Certificate of Incorporation is hereby amended by inserting the following previous below the last sentence in Article Fourth of the Certificate of Incorporation:

“Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “2026 Effective Time”), each            outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “2026 Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “2026 New Common Stock”) based on a ratio of one share of 2025 New Common Stock for each             shares of 2025 Old Common Stock (the “2026 Reverse Split Ratio”). This reverse stock split (the “2026 Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article Fourth.

The 2026 Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of 2026 New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of 2026 New Common Stock shall be deliverable upon the 2026 Reverse Split, all of which shares of 2026 New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the 2026 New Common Stock.

The 2026 Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the 2026 Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the 2026 Effective Time representing outstanding shares of 2026 Old Common Stock shall, after the 2026 Effective Time, represent a number of shares of 2026 New Common Stock as is reflected on the face of such certificates for the 2026 Old Common Stock, divided by the 2026 Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of 2026 New Common Stock outstanding as a result of the 2026 Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the 2026 Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this       day of       , 2026.

ASPIRE BIOPHARMA HOLDINGS, INC.

By:
Kraig Higginson
Director and Chief Executive Officer

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